 Center Coast MLP Focus Fund

Class A Shares (CCCAX)

Class C Shares (CCCCX)

Class T Shares (CCCDX)

Institutional Class Shares (CCCNX)

A series of Investment Managers Series Trust

Supplement dated January 4, 2018, to the

Summary Prospectus dated April 1, 2017, as supplemented.

On December 22, 2017, new tax legislation was signed into law, which included a reduction of the statutory income tax rates applicable to corporations from 35% to 21%. Accordingly, all references to a maximum income tax rate of 35% in the Fund’s Prospectus and SAI are replaced with 21%. Various other changes in the new tax legislation may also affect your investment in the Fund. You should consult with your personal tax adviser regarding the specific U.S. federal income tax consequences of acquiring, holding and disposing of Fund shares, as well as the effects of state and local tax laws.

The “Fees and Expenses of the Fund” table on page 1 of the Summary Prospectus is replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Fund or if you invest $250,000 or more in Class T shares in a single transaction. More information about these fees and other discounts is available from your financial professional and in the section titled “Choosing a Share Class” on page 30 of this Prospectus and in “APPENDIX A – Waivers and Discounts Available from Intermediaries” of the Prospectus.

		Class A Shares		Class C Shares		Class T Shares		Institutional Class Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)		5.75%(1)		None		2.50%		None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)		1.00%(2)		1.00%(3)		None		None
Wire fee		$20		$20		$20		$20
Overnight check delivery fee		$25		$25		$25		$25
Retirement account fees (annual maintenance fee)		$15		$15		$15		$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		1.00%		1.00%		1.00%		1.00%
Distribution and service (Rule 12b-1) fees		0.25%		1.00%		0.25%		None
Other expenses (includes shareholder service fee of up to 15%)(4)		0.19%		0.19%		0.19%		0.19%
Shareholder service fees	0.07%		0.07%		0.07%		0.07%
All other expenses	0.12%		0.12%		0.12%		0.12%
Deferred Income Tax Expense(5)		0.00%		0.00%		0.00%		0.00%
Total annual fund operating expenses(6)		1.44%		2.19%		1.44%		1.19%

1	No initial sales charge applies on investments of $1 million or more.

2	No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.
3	No sales charge applies on investments, but a CDSC of 1.00% will be imposed on certain redemptions of shares within 12 months of the date of purchase.
4	Other expenses for Class A, Class C and Institutional Class shares have been restated to reflect current fees. Other expenses for Class T shares are estimated for the current fiscal year, based on current fees for the existing share classes.
5	The Fund is structured as a “C” corporation for U.S. federal income tax purposes and, unlike traditional mutual funds, the Fund generally will be subject to U.S. federal and state and local income tax on its taxable income. The Fund accrues a deferred tax liability (or asset) for its future tax liability associated with the unrealized appreciation (or depreciation) of its investments in excess of their cost basis as adjusted for the distributions received by the Fund on equity securities of master limited partnerships considered to be a return of capital and for any realized gains (or losses) and net operating income (or loss). The Fund’s accrued deferred tax liability (or asset), if any, is reflected each day in the Fund’s net asset value per share. Deferred income tax expense (benefit) for a given period represents an estimate of the Fund’s potential tax expense if it were to recognize the unrealized gains (losses) in the portfolio and/or if it were to realize gains (or losses) on the portfolio and/or incur a net operating gain (loss). An estimate of deferred tax expense (benefit) is dependent upon the Fund’s realized and unrealized gains (losses) on investments and on its net investment income (loss). Accordingly, such deferred tax expenses (benefits) may vary greatly from year to year and from day to day depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Therefore, any estimate of deferred income tax expense (benefit) cannot be reliably predicted from year to year. For the fiscal year ended November 30, 2017, the Fund’s deferred income tax expense (benefit) was zero, and the Fund’s net deferred tax asset was completely offset by a full valuation allowance. As a result of the tax legislation enacted on December 22, 2017, the Fund adjusted its estimates of its net deferred tax asset balance to reflect the reduction in the corporate rate from 35% to 21%. The Fund’s net deferred tax asset balance of $62,359,631 as of December 21, 2017 was reduced on December 22, 2017 to $39,436,835, which amount continued to be completely offset by a full valuation allowance.
6	The Fund’s advisor has contractually agreed to waive its fees and/or reimburse operating expenses of the Fund to ensure that total annual fund operating expenses (excluding front end or contingent deferred sales loads, taxes such as deferred income tax expenses, leverage interest, brokerage commissions, or extraordinary expenses) do not exceed 1.50%, 2.25%, 1.50% and 1.25% of average daily net assets of the Class A Shares, Class C Shares, Class T Shares and Institutional Class Shares, respectively. For the Fund’s fiscal year ended November 30, 2017, such fee waivers or expense reimbursements were not necessary as total annual fund expenses (excluding deferred income tax expenses) were 1.44%, 2.19% and 1.19% for the Fund’s Class A, Class C and Institutional Class Shares, respectively. Class T Shares were not offered prior to April 1, 2017. The agreement with respect to each share class is in effect until March 31, 2018, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or reimbursements made to the Fund for a period ending three full fiscal years after the date of the waiver or payment.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
A Shares	$713	$1,004	$1,317	$2,200
C Shares	$325	$685	$1,175	$2,524
T Shares	$393	$694	$1,017	$1,931
Institutional Shares	$121	$378	$654	$1,443

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
C Shares	$222	$685	$1,175	$2,524

In addition, the second paragraph and table under “Tax Risks – Deferred Tax/Financial Reporting Risk.” on page 6 of the Summary Prospectus is replaced with the following:

The following example illustrates two hypothetical trading days of the Fund and demonstrates the effect of deferred tax calculations on the change in the Fund’s NAV, compared to the change in the prices of MLP securities held by the Fund. The example assumes a 23.0% deferred tax calculation (maximum federal corporate tax rate of 21% plus estimated state and local tax rates of approximately 2.0%, net of federal tax benefit). It does not reflect the effect, if any, of the valuation allowances on deferred tax assets that management may deem appropriate.

Please file this Supplement with your records.